                                                                   EXHIBIT 10.12



                            MJD COMMUNICATIONS, INC.
                            521 East Morehead Street
                                   Suite 250
                        Charlotte, North Carolina 28202



                                    as of July 31, 1997


Kelso & Company, L.P.
320 Park Avenue
New York, New York  10022

Attention:  Mr. Thomas R. Wall, IV

Ladies and Gentlemen:

          MJD Communications, Inc., a Delaware corporation (the "Company"), hereby agrees to retain you, Kelso & Company, L.P., a Delaware limited partnership ("Kelso"), to provide consulting and advisory services to the Company commencing on the date hereof for a term ending on December 31, 2007, and extending automatically for one year as of each January 1 thereafter, unless, within 30 days prior to any such January 1, written notice of termination is delivered by either party to the other. Such services may include (i) assisting in the raising of additional debt and equity capital from
         -
time to time for the Company, if deemed advisable by the board of directors of the Company, (ii) assisting the Company in its long-term strategic planning
              --
generally, and (iii) providing such other consulting and advisory services as
                ---
the Company may reasonably request.

          In consideration of providing the foregoing services, the Company will pay to Kelso an annual advisory fee of $50,000, payable quarterly in advance on or before January 1, April 1, July 1, and October 1 of each year. The $12,500 payment with respect to the period from July 1, 1997 through September 30, 1997 will be paid on the date hereof. If Kelso or any of its affiliates or designees invests additional equity in the Company or any of its affiliates on one or more occasions after the date hereof, then, in each such case, the Company and Kelso will negotiate in good faith to effect a mutually acceptable increase to such advisory fee. The Company will also reimburse Kelso promptly for Kelso's reasonable out-of-pocket costs and expenses incurred in connection with the performance of Kelso's duties hereunder.

          The Company represents and warrants to Kelso that the services to be rendered hereunder by Kelso will be reimburseable expenses under the management services agreements between the Company and its direct subsidiaries, including, but not limited to, the Management Services Agreement (the "Management Services Agreement"), made as of July 31, 1997, by and between the Company and MJD Holdings Corp. ("Holdings"), and that no provision of the Management Services Agreement affecting Kelso's right to payment hereunder will be amended, waived or terminated by either the Company or Holdings without the prior written consent of Kelso.

          In the event the Company is not permitted to pay any amounts due hereunder to Kelso by any debt instruments or agreements, including any amendment, renewal, extension, substitution, refinancing, replacement or other modification thereof ("Financing Documents") entered into by the Company or any of its subsidiaries, the Company shall pay such deferred amounts together with 8% annual interest thereon as soon as such payment is permissible under such Financing Documents.

          The Company will indemnify Kelso and its affiliates, and their respective officers, directors, employees, agents, partners, managers, members, and control persons (as such term is used in the Securities Act of 1933, as amended, and the rules and regulations thereunder) to the full extent lawful against any and all claims, losses and expenses as incurred (including all reasonable fees and disbursements of any such indemnitee's counsel and other out-of-pocket expenses incurred in connection with the investigation of and preparation for any such pending or threatened claims and any litigation or other proceedings arising therefrom) arising out of any services rendered by Kelso hereunder, provided, however, there shall be excluded from such
                 --------  -------
indemnification any such claim, loss or expense that is based upon any action or failure to act by Kelso that is found in a final judicial determination to constitute gross negligence or intentional misconduct on Kelso's part. The Company will advance costs and expenses, including attorney's fees, incurred by any such indemnitee in defending any such claim in advance of the final disposition of such claim upon receipt of an undertaking by or on behalf of such indemnitee to repay amounts so advanced if it shall ultimately be determined that such indemnitee is not entitled to be indemnified by the Company pursuant to this Agreement.

          The Company's obligations set forth in this Agreement shall survive the termination of Kelso's services pursuant to paragraph one.

          This agreement shall be governed by the laws of the State of New York.

          If you are in agreement with the foregoing, kindly so indicate by signing a counterpart of this letter, whereupon it will become a binding agreement between us.


                              Very truly yours,

                              MJD COMMUNICATIONS, INC.



                              By:
                                 ------------------------------
                                  Name:
                                  Title:


Agreed and accepted as of
July 31, 1997.

KELSO & COMPANY, L.P.


By:  Kelso & Companies, Inc.,
     its general partner


By:
   ----------------------------
   Name:
   Title:

Acknowledged as of
July 31, 1997.

MJD HOLDINGS CORP.


By:
   -----------------------------
   Name:
   Title:

                                                                   EXHIBIT 10.12



                              MJD COMMUNICATIONS, INC.
                            521 East Morehead Street
                                   Suite 250
                        Charlotte, North Carolina 28202



                                                             as of July 31, 1997


Carousel Capital Company, L.L.C.
4201 Congress Street
Suite 440
Charlotte, North Carolina 28209


Attention: Nelson Schwab, III
           Reid G. Leggett

Ladies and Gentlemen:

           MJD Communications, Inc., a Delaware corporation (the "Company"), hereby agrees to retain you, Carousel Capital Company, L.L.C., a North Carolina limited liability company ("Carousel"), to provide consulting and advisory services to the Company commencing on the date hereof for a term ending on December 31, 2007, and extending automatically for one year as of each January 1 thereafter, unless, within 30 days prior to any such January 1, written notice of termination is delivered by either party to the other. Such services may include (i) assisting in the raising of additional debt and equity capital from
         -
time to time for the Company, if deemed advisable by the board of directors of the Company, (ii) assisting the Company in its long-term strategic planning
              --
generally, and (iii) providing such other consulting and advisory services as
                ---
the Company may reasonably request.

           In consideration of providing the foregoing services, the Company will pay to Carousel an annual advisory fee of $50,000, payable quarterly in advance on or before January 1, April 1, July 1, and October 1 of each year. The $12,500 payment with respect to the period for July 1, 1997 through September 31, 1997 will be paid on the date hereof. If Carousel or any of its affiliates or designees invests additional equity in the Company or any of its affiliates on one or more occasions after the date hereof, then, in each such case, the Company and Carousel will negotiate in good faith to effect a mutually acceptable increase to such advisory fee. The Company will also reimburse Carousel promptly for Carousel's reasonable out-of-pocket costs and expenses incurred in connection with the performance of Carousel's duties hereunder.

          The Company represents and warrants to Carousel that the services to be rendered hereunder by Carousel will be reimburseable expenses under the management services agreements between the Company and its direct subsidiaries, including, but not limited to, the Management Services Agreement (the "Management Services Agreement"), made as of July 31, 1997, by and between the Company and MJD Holdings Corp. ("Holdings"), and that no provision of the Management Services Agreement affecting Carousel's right to payment hereunder will be amended, waived or terminated by either the Company or Holdings without the prior written consent of Carousel.

          In the event the Company is not permitted to pay any amounts due hereunder to Carousel by any debt instruments or agreements, including any amendment, renewal, extension, substitution, refinancing, replacement or other modification thereof ("Financing Documents") entered into by the Company or any of its subsidiaries, the Company shall pay such deferred amounts together with 8% annual interest thereon as soon as such payment is permissible under such Financing Documents.

          The Company will indemnify Carousel and its affiliates, and their respective officers, directors, employees, agents, partners, managers, members, and control persons (as such term is used in the Securities Act of 1933, as amended, and the rules and regulations thereunder) to the full extent lawful against any and all claims, losses and expenses as incurred (including all reasonable fees and disbursements of any such indemnitee's counsel and other out-of-pocket expenses incurred in connection with the investigation of and preparation for any such pending or threatened claims and any litigation or other proceedings arising therefrom) arising out of any services rendered by Carousel hereunder, provided, however, there shall be excluded from such
                    --------  -------
indemnification any such claim, loss or expense that is based upon any action or failure to act by Carousel that is found in a final judicial determination to constitute gross negligence or intentional misconduct on Carousel's part. The Company will advance costs and expenses, including attorney's fees, incurred by any such indemnitee in defending any such claim in advance of the final disposition of such claim upon receipt of an undertaking by or on behalf of such indemnitee to repay amounts so advanced if it shall ultimately be determined that such indemnitee is not entitled to be indemnified by the Company pursuant to this Agreement.

          The Company's obligations set forth in this Agreement shall survive the termination of Carousel's services pursuant to paragraph one.

          This agreement shall be governed by the laws of the State of New York.

          If you are in agreement with the foregoing, kindly so indicate by signing a counterpart of this letter, whereupon it will become a binding agreement between us.


                              Very truly yours,

                              MJD COMMUNICATIONS, INC.



                              By:
                                 ------------------------------
                                 Name:
                                 Title:


Agreed and accepted as of
July 31, 1997.

CAROUSEL CAPITAL COMPANY, L.L.C.



By:
   ----------------------------
   Name:
   Title:

Acknowledged as of
July 31, 1997.

MJD HOLDINGS CORP.


By:
   -----------------------------
   Name:
   Title: